BUILDERS FIXED INCOME FUND, INC.


                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


                                  JUNE 30, 2001


















THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dear Shareholder,

As the Chairman of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by providing quality fixed income investment services. In addition, the Fund's ProLoan Mortgage Program provides home mortgages to the buyers of newly constructed homes while also promoting employment opportunities for organized building trade members. Capital Mortgage Management, Inc., the Fund's manager, actively participates in coordinating the organization and securitization of ProLoan home mortgages. Our hands-on approach leads to a substantial impact in our targeted mortgage markets.

This semi- annual report contains the Fund's financial statements for the period ending June 30, 2001. Builders Fixed Income Fund's goal is to deliver quality core fixed income management to its investors. During the first six months of 2001, Principal Capital Income Investors, LLC, the Fund's subadviser, has worked to improve the performance of the Fund. Principal works closely with CMM to manage the ProLoan mortgage pipeline to achieve the best returns possible. Principal has a staff of 70 portfolio managers, analysts and others knowledgeable in all aspects of the fixed income market. Principal's skill in mortgage-backed securities and fixed income investment management in general provides the resources needed to effectively manage the assets of the Fund. The Fund's performance for the first six months of 2001 was 2.82%* after fees. Principal has advised us that they will continue to maximize opportunities for the Fund in the fixed income markets.

The Fund experienced a slight drop in net assets for the first half of the year from $218,154,890 at December 31, 2000 to $206,367,743 at June 30, 2001 due to
withdrawals by shareholders. In July, we received a $10 million new investment in the Fund from the United Brotherhood of Carpenters International Pension Fund. At CMM, we are focusing our efforts on developing new relationships with several investors. Our marketing department will continue to promote the Fund to building trades members across the country.

The Fund's ProLoan Program coordinated the origination and securitization of home mortgages in various cities in the Midwest generating approximately 279 ProLoan applications for $44,793,521 during the first six months of 2001. The ProLoan program will continue its substantial progress in Missouri, Illinois, Wisconsin and Kentucky.

We look forward to continued success by providing solid returns for our investors, generating jobs and stimulating the economies in which we invest. As always, I am available to discuss all aspects of the Fund with our investors. Please do not hesitate to contact me with any question.


                                   Sincerely,

                                   /s/ John W. Stewart

                                   John W. Stewart
                                   Chairman and President
                                   Builders Fixed Income Fund, Inc.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Share value and total returns will fluctuate and you may have a gain or loss when you sell your shares. The Fund's one-year and average annual returns since inception (October 31, 1997) through June 30, 2001 were 10.04% and 5.24%, respectively.

Dear Shareholder

As I'm sure you are aware, financial news during the first half of 2001 has been dominated by talk about the slowing economy, which has been marked by lower growth and declining profit margins, and the volatile markets. Stock prices and market expectations have fallen with any hope for recovery focused on the Federal Reserve's aggressive easing and government stimulus through tax cuts. The Fed's cuts have been unprecedented in their speed and execution. Through the end of June, the federal funds rate has been reduced 275 basis points from 6.50% on Jan. 1, 2001 to the present 3.75%. We believe that the Fed's cuts will spark a rebound in growth, which should benefit the Builders Fixed Income Fund, Inc. (the "Fund") during the second half of the year.

The Fund underperformed the Lehman Brothers Aggregate Bond Index for the first half of 2001. The Fund's return after deducting fees and expenses for this period was 2.82% versus 3.62% for the Lehman Index (which is an unmanaged index without expenses). Positive contributors for the period included the Fund's yield advantage, a steeper yield curve and trading in new issue securities. The Fund's overweighted position in diversified credit generated both an income and price performance advantage. The overweighting of mortgage-backed securities ("MBS") hurt the Fund's performance in the first quarter. MBS encountered their second consecutive quarter of underperformance, a slide that can be attributed to a combination of negative events including lower absolute interest rates, faster than anticipated prepayment speeds, and higher volatility. The increase in prepayment speeds from January to February was the fastest increase ever observed. Performance was negatively impacted when the credit rating of one of the Fund's holdings, Comdisco, dropped below investment grade. This downgrade, combined with Comdisco's inability to issue commercial paper, dried up liquidity in the company's bonds. During the second quarter of 2001 we sold the Fund's entire position in Comdisco, which amounted to 1.20% of the Fund's total assets as of Jan. 1, 2001. As a result of the sale of this downgraded security at fire sale prices, the Fund realized a loss which cost it approximately 34 basis points in performance. We will continue to monitor credit quality to guard against future downgrades.

Corporate bond spreads still remain at levels that are one to two standard deviations wide of their long-term historical means. While they have outperformed for the year, we still believe they represent value. However, we are now watching for improving corporate earnings to determine if they will signal additional spread tightening during the second half of the year. If corporate earnings guidance continues to indicate a profit recession, we will reduce our overweighting in this sector and increase our weighting in U.S. Treasuries and structured products. We are slightly underweighted with respect to mortgage-backed securities and will move to an overweighted position once we have identified slowing mortgage prepayments. Most often this is the result of stable-to-increasing Treasury rates. The Fund is slightly long duration.

Principal Capital Income Investors' portfolio management strategies share a consistent focus on long-term fundamental value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of our process, we do not make aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates. Value is added primarily through individual security selection and sector allocation.

Our investment style reflects a deep-rooted commitment to research. Our experienced staff of credit analysts and industry specialists provides in-depth coverage of over 500 corporate debt issuers. We also draw from internal valuation tools for securities with variable cash flow characteristics, imbedded options and amortization features. The process also incorporates the analysis of economic trends and credit market conditions in over 50 countries worldwide.

Principal Capital Income Investors places primary emphasis on investing exclusively in investment grade securities offering superior risk-adjusted yield premiums. Within the Fund's portfolio, we attempt to carefully diversify risk at the security, industry/sector and portfolio levels. To accomplish this goal, we typically limit the Fund's exposure to a single corporate issuer to no more than 5% its portfolio, and we take particular care to limit the contribution to duration associated with lower rated credits.

We appreciate the opportunity to serve as subadvisor to the Fund and we look forward to a long association with the Fund and its investors.

Sincerely,

/s/ Martin J. Schafer

Martin J. Schafer
Portfolio Manager

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY: 10.1%

FEDERAL HOME LOAN BANK NOTES: 0.5%
$ 1,000,000    5.875%, 09/17/01                                    $  1,004,227
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP.: 4.0%
  1,000,000    6.200%, 04/15/03                                       1,027,315
  2,000,000    5.950%, 01/19/06                                       2,032,538
  3,000,000    6.875%, 01/15/05 *                                     3,152,931
  2,000,000    5.750%, 03/15/09                                       1,970,074
                                                                   ------------
                                                                      8,182,858
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.3%
  2,500,000    7.250%, 05/15/30 *                                     2,713,680
                                                                   ------------
U.S. TREASURY STRIPS: 4.3%
  6,500,000    9.875%, 11/15/15 *                                     2,737,273
  4,600,000    9.000%, 11/15/18 *                                     1,606,269
  9,000,000    8.750%, 05/15/20 *                                     2,859,291
  7,500,000    6.875%, 08/15/25 *                                     1,768,568
                                                                   ------------
                                                                      8,971,401
                                                                   ------------

TOTAL U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
 (cost $21,426,091)                                                  20,872,166
                                                                   ------------

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES: 26.5%

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 26.5%
  1,160,587    Pool 253398
                8.000%, 07/01/30                                      1,199,990
    998,686    Pool 253436
                7.500%, 08/01/30                                      1,019,575
  1,782,824    Pool 253437
                8.000.%, 08/01/30                                     1,843,353
  1,562,676    Pool 253481
                8.000%, 09/01/30                                      1,615,730
  2,623,977    Pool 253516
                8.000%, 10/01/30                                      2,713,063
  1,628,125    Pool 253546
                7.500%, 11/01/30                                      1,662,180
  2,750,632    Pool 253547
                8.000%, 11/01/30                                      2,844,019

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 1,059,050    Pool 253643
                7.500%, 01/01/31                                   $  1,081,202
  1,340,155    Pool 253672
                7.000%, 02/01/31                                      1,347,574
  1,249,833    Pool 253673
                7.500%, 02/01/31                                      1,275,976
  2,309,141    Pool 253711
                7.000%, 04/04/31                                      2,320,825
    790,091    Pool 253712
                7.500%, 04/01/31                                        806,172
  2,551,791    Pool 253795
                7.000%, 04/01/31                                      2,564,703
    152,915    Pool 253796
                7.500%, 04/01/31                                        156,027
  2,066,073    Pool 253842
                7.000%, 05/01/31                                      2,076,527
    636,105    Pool 253889
                6.500%, 06/01/31                                        626,331
  3,243,333    Pool 253907
                7.000%, 06/01/31                                      3,258,233
  1,062,999    Pool 496714
                6.500%, 05/01/29                                      1,049,058
  2,489,747    Pool 504974
                6.500%, 07/01/29                                      2,457,094
  1,077,221    Pool 506345
                6.500%, 07/01/29                                      1,063,093
  1,898,120    Pool 510238
                6.500%, 08/01/29                                      1,873,227
  1,895,631    Pool 510927
                6.500%, 08/01/29                                      1,870,770
  1,237,707    Pool 511854
                6.500%, 09/01/29                                      1,221,474
  1,038,473    Pool 512309
                6.500%, 09/01/29                                      1,024,854
  1,778,367    Pool 512724
                6.500%, 08/01/29                                      1,755,044
  1,219,151    Pool 515182
                6.500%, 09/01/29                                      1,203,162
  1,240,067    Pool 516917
                6.500%, 09/01/29                                      1,223,804
  1,148,178    Pool 518156
                6.500%, 10/01/29                                      1,133,120
  1,682,610    Pool 519318
                6.500%, 10/01/29                                      1,660,543

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   996,017    Pool 519721
                7.000%, 10/01/29                                   $  1,002,003
  1,020,702    Pool 520054
                7.00%, 09/01/29                                       1,026,835
  1,608,475    Pool 523652
                6.500%, 10/01/29                                      1,587,380
    925,871    Pool 524686
                7.000%, 11/01/29                                        931,435
    779,262    Pool 534436
                7.500%, 02/01/30                                        795,882
    952,824    Pool 534840
                7.000%, 02/01/30                                        958,098
    765,257    Pool 540030
                7.500%, 04/01/30                                        781,264
    563,881    Pool 546278
                8.000%, 06/01/30                                        583,026
  1,084,979    Pool 546279
                7.500%, 06/01/30                                      1,107,673
                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY -  MORTGAGE BACKED SECURITIES
 (cost $54,856,426)                                                  54,720,319
                                                                   ------------

ASSET BACKED SECURITIES: 18.3%
  3,750,000    Asset Securitization Corp.
                Series 1995-MD4 Class A2
                7.384%, 08/13/29                                      3,943,125
    767,271    Bear Stearns Commercial Mortgage Securities, Inc.
                Series 1999-WF2 ClassA1
                6.800%, 07/15/31                                        786,848
  5,000,000    Bear Stearns Commercial Mortgage Securities, Inc.
                Series 2000-WF1 Class A1
                7.780%, 02/15/10 *                                    5,336,350
  1,022,931    Bear Stearns Commercial Mortgage Securities, Inc.
                Series 2000-WF2 Class A1
                7.110%, 10/15/32                                      1,057,584
  4,795,378    Chase Commercial Mortgage Securities Corp.
                Series 2000-2 Class A1
                7.543%, 07/15/32                                      5,033,982
  3,000,000    Citibank Credit Card Master Trust I
                Series 1997-6  Class B
                Zero Coupon Bond, 08/15/06                            2,467,017

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

ASSET BACKED SECURITIES (CONTINUED)
$ 3,000,000    Citibank Credit Card Master Trust I
                Series 1999-7 Class B
                6.900%, 11/15/06                                   $  3,104,082
  1,500,000    Comm Commercial Mortgage Securities
                Series 2000-C1 Class A2
                7.416%, 04/15/10                                      1,571,040
  2,000,000    Discover Card Master Trust I
                Series 1998-7 Class A
                5.600%, 05/16/06                                      2,024,331
  1,000,000    First Union-Lehman Brothers Commercial Mortgage
                Series 1998-C2 Class B
                6.640%, 03/18/11 *                                      992,433
    945,201    Keycorp Commercial Mortgage
                Series 2000-C1 Class A1
                7.617%, 05/17/32                                        994,405
  4,000,000    LB Commercial Conduit Mortgage Trust
                Series 1999-C1 Class B
                6.930%, 04/05/09                                      4,062,912
    975,368    LB-UBS Commercial Mortgage Trust
                Series 2000-C3 Class A1
                7.950%, 05/15/15                                      1,040,342
  4,000,000    MBNA Master Credit Card Trust
                Series 1999-B Class B
                6.200%, 08/15/11                                      3,925,344
  1,500,000    Metris Master Trust
                Series 1997-1 Class A
                6.870%, 10/20/05                                      1,532,762
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
 (cost $36,462,508)                                                  37,872,557
                                                                   ------------

CORPORATE BONDS: 42.4%

BANK: 2 .7%
  2,000,000    Chase Manhattan Corp.
                7.875%, 06/15/10                                      2,158,978
  3,420,000    Fleet Financial Corp.
                7.125%, 04/15/06                                      3,490,784
                                                                   ------------
                                                                      5,649,762
                                                                   ------------
FINANCE:15.9%
  2,000,000    Chrysler Financial Corp.
                5.690%, 11/15/01                                      2,010,540
  2,000,000    Countrywide Funding Corp.
                6.280%, 01/15/03                                      2,034,446
  2,000,000    First Union National
                7.800%, 08/18/10                                      2,141,886

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

FINANCE (CONTINUED)
$ 2,000,000    Ford Motor Credit Co.
                6.625%, 06/30/03 *                                 $  2,046,694
  1,000,000    General Motors Acceptance Corp.
                7.500%, 05/10/04 *                                    1,047,609
  2,000,000    General Motors Acceptance Corp.
                5.800%, 03/12/03 *                                    2,015,330
  1,500,000    Goldman Sachs Group LP
                6.625%, 12/01/04                                      1,529,315
  2,000,000    Heller Financial, Inc.
                6.375%, 03/15/06                                      2,015,116
  1,500,000    Heller Financial, Inc.
                5.750%, 09/25/01                                      1,506,055
  1,325,000    Household Finance Corp.
                6.750%, 05/15/11                                      1,307,176
  3,000,000    Lehman Brothers Holdings
                6.625%, 04/01/04 *                                    3,065,130
  2,000,000    Lehman Brothers Holdings
                6.250%, 05/15/06                                      1,994,940
  3,000,000    Lehman Brothers Holdings
                6.750%, 09/24/01                                      3,018,876
  2,000,000    Morgan Stanley Dean Witter & Co.
                6.750%, 04/15/11                                      1,986,132
  2,000,000    Salomon Smith Barney Holdings
                5.875%, 03/15/06                                      1,987,346
  3,100,000    Sears Roebuck Acceptance Corp.
                7.130%, 09/12/01                                      3,119,177
                                                                   ------------
                                                                     32,825,768
                                                                   ------------
FOODS: 1.0%
  2,000,000    Kellogg Co.
                5.500%, 04/01/03                                      2,002,216
                                                                   ------------
INDUSTRIAL: 5.0%
  2,000,000    Abitibi-Consolidated, Inc.
                8.300%, 08/01/05 *                                    2,103,548
  2,000,000    Ford Motor Holdings Co.
                9.300%, 03/01/30                                      2,295,622
  2,000,000    International Paper Co.
                8.000%, 07/08/03                                      2,092,262
  3,500,000    Rio Tinto Financial, Ltd.
                5.750%, 07/03/06                                      3,468,633
    335,000    Stora Enso Oyj
                7.375%, 05/15/11                                        339,304
                                                                   ------------
                                                                     10,299,369
                                                                   ------------

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

MEDIA:1.0%
$ 2,000,000    Viacom, Inc.
                6.400%, 01/30/06                                   $  2,029,146
                                                                   ------------
TRANSPORTATION: 1.1%
  2,500,000    Union Pacific Corp.
                6.625%, 02/01/29 *                                    2,244,787
                                                                   ------------
UTILITIES: 15.7%
  2,000,000    AT&T Wireless.
                7.350%, 03/01/06                                      2,031,414
  1,000,000    British Telecom PLC
                7.625%, 12/15/05                                      1,049,343
  2,000,000    Cox Communications, Inc.
                6.500%, 11/15/02                                      2,025,038
  1,600,000    DTE Energy Co.
                7.050%, 06/01/11                                      1,607,114
  2,000,000    El Paso Energy Corp.
                6.625%, 07/15/01                                      2,001,042
  2,000,000    Enron Corp.
                6.500%, 08/01/02 *                                    2,038,072
  2,000,000    K N Energy, Inc.
                6.450%, 03/01/03                                      2,027,872
  1,000,000    Koninklijke KPN NV
                8.000%, 10/01/10                                        959,071
  2,000,000    Mirant Americas
                8.300%, 05/01/11                                      2,014,636
  2,000,000    Niagara Mohawk Power
                7.750%, 05/15/06                                      2,093,586
    500,000    Nipsco Cap
                7.390%, 04/01/04                                        516,533
  2,000,000    Nisource Finance Corp.
                5.750%, 04/15/03                                      2,003,936
  2,000,000    Qwest Capital Funding, Inc.
                7.900%, 08/15/10                                      2,066,202
  2,000,000    Sprint Capital Corp.
                7.625%, 06/10/02 *                                    2,054,636
  2,827,000    Sprint Corp.
                9.250%, 04/15/22 *                                    2,992,368
  1,400,000    Telus Corp.
                8.000%, 06/01/11                                      1,431,111
  3,500,000    Texas Utilities Electric Co.
                7.375%, 08/01/01                                      3,507,073
                                                                   ------------
                                                                     32,419,047
                                                                   ------------

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----

TOTAL CORPORATE BONDS
 (cost $86,705,005)                                                $ 87,470,095
                                                                   ------------
PROLOAN PIPELINE: 18.1%
When-Issued Commitments
 (cost $38,647,155)                                                  37,250,956
                                                                   ------------
SHORT-TERM INVESTMENTS: 4.5%

COMMERCIAL PAPER: 4.5%
$ 9,370,000    Aon Corp.  4.352%, 07/02/01                            9,368,868
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $9,368,868)                                                    9,368,868
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES                                     247,554,961
 (cost $247,466,053**): 119.9%

Liabilities in excess of Other Assets:  (19.9%)                     (41,187,218)
                                                                   ------------

NET ASSETS: 100.0%                                                  206,367,743
                                                                   ============

*    Security segregated at custodian for "when-issued" commitments.

** At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $  3,170,135
     Gross unrealized depreciation                                   (3,034,557)
                                                                   ------------
     Net unrealized appreciation                                   $    135,578
                                                                   ============

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $247,466,053)         $ 247,554,961
  Cash                                                                    5,872
  Receivables:
    Deposits with brokers for securities sold short                  17,366,313
    Interest                                                          2,249,066
  Deferred organization costs                                            29,499
  Other assets                                                           15,421
                                                                  -------------
        Total assets                                                267,221,132
                                                                  -------------

LIABILITIES
  Payables:
    Securities sold short, at fair value (proceeds $17,366,313)      17,319,643
    Investment securities purchased - when issued                    38,647,155
    Securities purchased                                              3,499,825
    Distribution to shareholders                                      1,248,468
    Commitment fees (Note 1)                                             11,117
    Due to advisors (Note 3)                                             32,531
    Due to distribution coordinator (Note 3)                             18,496
  Accrued expenses                                                       76,154
                                                                  -------------
        Total liabilities                                            60,853,389
                                                                  -------------

NET ASSETS                                                        $ 206,367,743
                                                                  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($206,367,743/14,363,925 shares outstanding, unlimited
  number of shares authorized without par value)                  $       14.37
                                                                  =============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 211,000,062
  Accumulated net realized loss on investments                       (4,767,897)
  Net unrealized appreciation on investments                            135,578
                                                                  -------------
        Net assets                                                $ 206,367,743
                                                                  =============

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $ 7,459,563
                                                                    -----------
  Expenses
    Subadvisory fees                                                    171,565
    Management fees                                                     161,265
    Distribution fees                                                   105,660
    Administration fees                                                  40,404
    Fund accounting fees                                                 30,529
    Professional fees                                                    27,489
    Custody fees                                                         22,961
    Amortization of deferred organization costs                          10,716
    Registration expense                                                  9,230
    Transfer agent fees                                                   8,826
    Insurance expense                                                     8,328
    Director fees                                                         5,289
    Miscellaneous                                                         7,461
                                                                    -----------
      Total expenses                                                    609,723
      Add: Expenses recouped (Note 3)                                    24,230
                                                                    -----------
      Net expenses                                                      633,953
                                                                    -----------
        NET INVESTMENT INCOME                                         6,825,610
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                     (252,950)
  Net unrealized depreciation on investments                           (668,356)
                                                                    -----------
    Net realized and unrealized loss on investments                    (921,306)
                                                                    -----------

        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 5,904,304
                                                                    ===========

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Six Months Ended         Year Ended
                                                                       June 30, 2001 #      December 31, 2000
                                                                       ---------------      -----------------
INCREASE  (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                                 $   6,825,610         $  11,663,132
  Net realized loss on investments                                           (252,950)           (3,703,461)
  Net unrealized appreciation (depreciation) on investments                  (668,356)            8,492,197
                                                                        -------------         -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                5,904,304            16,451,868
                                                                        -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                               (6,827,437)          (11,663,132)
                                                                        -------------         -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (6,827,437)          (11,663,132)
                                                                        -------------         -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                   219,831            55,010,218
  Net asset value of shares issued on reinvestment of distributions         4,755,609            11,138,979
  Cost of shares redeemed                                                 (15,839,454)             (108,560)
                                                                        -------------         -------------
        NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS           (10,864,014)           66,040,637
                                                                        -------------         -------------

        TOTAL INCREASE (DECREASE) IN NET ASSETS                           (11,787,147)           70,829,373

NET ASSETS
  Beginning of period                                                     218,154,890           147,325,517
                                                                        -------------         -------------
  END OF PERIOD (including undistributed net
    investment income of $0 and $1,827, respectively)                   $ 206,367,743         $ 218,154,890
                                                                        =============         =============
CHANGE IN SHARES
  Shares sold                                                                  15,062             3,906,889
  Shares issued on reinvestment of distributions                              326,975               792,560
  Shares redeemed                                                          (1,092,580)               (7,697)
                                                                        -------------         -------------
  NET INCREASE (DECREASE)                                                    (750,543)            4,691,752
                                                                        =============         =============

# Unaudited.

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Builders Fixed Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Prior to January 29, 1999 the Fund was known as the Builders ProLoan Fund, Inc. Investment operations of the Fund began on October 31, 1997.

     The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in mortgage-backed securities that are issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). The average credit rating of the Fund's entire portfolio is at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities rated at the time of purchase A-/A3 as ranked by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by Principal Capital Income Investors LLC (the "Subadviser"). Its average effective duration is within 30% of the duration of the Lehman Aggregate Bond Index.

     The Fund invests in different types of fixed income securities, including corporate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities") and money market instruments. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities.

     PROLOAN PROGRAM. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan mortgages to individuals whose homes are substantially union-built and newly constructed or substantially renovated. Capital Mortgage Management, Inc. (the "Manager"), coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates, typically for up to six months, to allow time for construction or renovation of the borrower's home. Borrowers pay the Fund a commitment fee to lock in the interest rate, which is refunded to the borrower at closing. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate if interest rates decline after the borrower has locked in an interest rate on a ProLoan by paying a fee to the Fund. The ProLoan program currently is operating in the St. Louis, Missouri, Louisville, Kentucky, Milwaukee, Wisconsin and Southern Illinois metropolitan areas.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a)  Investment Valuation

          Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued income, both of which approximate market value.

          PROLOAN MORTGAGE COMMITMENTS. The Fund commits to acquire mortgage-backed securities secured by pools of ProLoans when such securities are issued, typically six months after the origination of the underlying ProLoans. This "pipeline" of mortgage commitments is valued at the price described below, provided that this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows: the Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. The Fund's commitments to acquire ProLoan mortgage-backed securities originated through the ProLoan program will not be considered to be illiquid so long as the Fund has a valid contractual agreement with a third party to purchase its mortgage commitments at the above-stated price, or the Manager determines, pursuant to the guidelines established by the Fund's Board of Directors, that an adequate trading market exists for these commitments.

          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

          SECURITIES SOLD SHORT. The Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

          The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintains a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     (b)  Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over five years. If any of the shares designated as the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption.

     (c)  Federal Income and Excise Taxes

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          For federal income tax purposes, the Fund has a net capital loss carryforward of $4,514,947 which may be carried forward and used against future net capital gains as follows:

                      Expiring
                      --------
                        2007                 $   881,486
                        2008                 $ 3,703,961

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (d)  Distributions to Shareholders

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

     (e)  Other

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     (a)  Management Fee

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

     (b)  Subadviser Fee

          The Manager has entered into an Investment Subadvisory Agreement with Principal Capital Income Investors, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets. Principal Capital Income Investors, LLC began serving as the Fund's Subadviser on June 1, 2000.

     (c)  Administration Fee

          The Fund has entered into an Administration Agreement with Investment Company Administration, LLC (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervising other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (d)  Distribution Coordinator and Distribution Plan

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted an Amended and Restated Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Capital Mortgage Management, Inc., as Distribution Coordinator, effective November 1, 1999, an annual rate of 0.10% of the Fund's average daily net assets, payable monthly, to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund's total operating expenses to 0.60% per annum of the Fund's average daily net assets through December 31, 2001. The Fund will reimburse the Distribution Coordinator for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.60% expense limitation.

          As of June 30, 2001, the cumulative unreimbursed amount paid and/or waived by the Distribution Coordinator on behalf of the Fund is $4,279. The Distribution Coordinator may recapture a portion of the following amounts no later than the dates as stated below:

                                                        DECEMBER 31,
                                                    -------------------
                                                     2002         2003
                                                     ----         ----
               Builders Fixed Income Fund           $1,093       $3,186

          Huntleigh Distributors, Inc, ("Huntleigh") served as Distributor to the Fund from October 31, 1997 to October 31, 1999. As of June 30, 2001, the cumulative unreimbursed amount paid and/or waived by Huntleigh on behalf of the Fund is $71,971. Huntleigh may recapture $52,685 of the above amount no later than December 31, 2001 and $19,286 no later than December 31, 2002.

          Additionally, the Plan authorizes the Distribution Coordinator to enter into agreements with service providers. Accordingly, during 2000, the Distribution Coordinator has entered into agreements with Principal Life Insurance Company and Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, (collectively referred to as the "Service Providers") in which the Service Providers will provide certain distribution and shareholder services to certain plan sponsors and participants. At the direction of the Distribution Coordinator, the Fund's Administrator will pay the Service Providers a monthly fee equal to the average aggregate amount invested in each month in the Fund by plans whose plan participants receive services provided by the Service Providers at an annual rate of 0.10%.

     (e)  Officers and Directors

          Certain officers and directors of the Fund are also officers and directors of the Manager, Distribution Coordinator and Administrator. "Independent directors", as defined by the 1940 Act, receive from the Fund as compensation an annual fee of $2,000 and are reimbursed for any expenses incurred in attending meetings.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, excluding short-term investments for the six months ended June 30, 2001, were as follows:

               Purchases                       $ 120,448,312
               Sales                           $  92,178,983

NOTE 5 - SECURITIES SOLD SHORT

     Securities sold short represent obligations of the Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

     The amount deposited with brokers for securities sold short is essentially restricted to the extent that they serve as deposits for securities sold short. It is the Fund's policy to continuously monitor the credit standing of the brokers with whom it conducts business.

     The short sale holdings at June 30, 2001 are as follows:

         PRINCIPAL AMOUNT                  SECURITY                   VALUE
         ----------------                  --------                   -----
          $17,600,000             FNCL TBA, 6.50%, 7/25/31        $17,319,643

NOTE 6 - IN KIND CONTRIBUTION TRANSACTIONS

     At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 shares of the Fund through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.

                        BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

For a share outstanding throughout the period.

                                                                           Year Ended December 31,       October 31, 1997*
                                                   Six Months Ended   --------------------------------        through
                                                    June 30, 2001#     2000         1999        1998^    December 31, 1997^
                                                    ---------------   -------      -------     -------   ------------------
Net asset value, beginning of period                    $ 14.43       $ 14.14      $ 15.14     $ 15.10       $ 15.00
                                                        -------       -------      -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.46          0.91         0.83        0.80          0.14
  Net realized and unrealized gain (loss)
   on investments                                         (0.06)         0.29        (0.91)       0.15          0.10
                                                        -------       -------      -------     -------       -------
      Total from investment operations                     0.40          1.20        (0.08)       0.95          0.24
                                                        -------       -------      -------     -------       -------
LESS DISTRIBUTIONS:
  From net investment income                              (0.46)        (0.91)       (0.83)      (0.80)        (0.14)
  From realized gain                                         --            --        (0.09)      (0.11)           --
                                                        -------       -------      -------     -------       -------
      Total distributions                                 (0.46)        (0.91)       (0.92)      (0.91)        (0.14)
                                                        -------       -------      -------     -------       -------
Net asset value, end of period                          $ 14.37       $ 14.43      $ 14.14     $ 15.14       $ 15.10
                                                        =======       =======      =======     =======       =======

Total return                                               2.82%+        9.00%       (0.58%)      6.48%         1.58%+

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)                $ 206.4       $ 218.2      $ 147.3     $ 132.8       $ 120.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived/expenses recouped                     0.58%++       0.62%        0.65%       0.71%         0.63%++
  After fees waived/expenses recouped                      0.60%++       0.60%        0.60%       0.60%         0.58%++

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  Before fees waived/expenses recouped                     6.48%++       6.47%        5.65%       5.25%         5.36%++
  After fees waived/expenses recouped                      6.46%++       6.49%        5.70%       5.36%         5.41%++

Portfolio turnover rate                                   53.80%+       50.93%       91.01%      39.39%         1.29%+

----------
*    Commencement of operation.
+    Not annualized.
++   Annualized.
^ The calculations are based on average number of shares outstanding for the period.
#    Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

================================================================================

                                     MANAGER

                        CAPITAL MORTGAGE MANAGEMENT, INC.
                        2190 South Mason Road, Suite 208
                            St. Louis, Missouri 63131


                                   SUB-ADVISOR

                     PRINCIPAL CAPITAL INCOME INVESTORS, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392


                                   DISTRIBUTOR

                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                                 UMB BANK, N.A.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106


                                 TRANSFER AGENT

                           UNIFIED FUND SERVICES, INC.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110
                                 (877) 923-5626


                                  LEGAL COUNSEL

                               THOMPSON COBURN LLP
                                One Firstar Plaza
                               St. Louis, MO 63101


                                    AUDITORS

                              DELOITTE & TOUCHE LLP
                           One City Centre, 22nd Floor
                               St. Louis, MO 63101

================================================================================

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. DUE TO MARKET VOLATILITY, FUND PERFORMANCE MAY FLUCTUATE SUBSTANTIALLY OVER SHORT-TERM AND CURRENT PERFORMANCE MAY DIFFER FROM THAT SHOWN. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.